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                                                                    EXHIBIT 1(a)


                                                        EXECUTION COPY

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                        MISSISSIPPI CHEMICAL CORPORATION



                    ________________________________________


                   $200,000,000 7 1/4% Senior Notes due 2017

                    ________________________________________



                              ___________________

                             UNDERWRITING AGREEMENT

                         DATED AS OF NOVEMBER 20, 1997

                              ___________________



                          DONALDSON, LUFKIN & JENRETTE
                             Securities Corporation


                         NESBITT BURNS SECURITIES INC.



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                        Mississippi Chemical Corporation


                             UNDERWRITING AGREEMENT
                             ----------------------



                                         November 20, 1997


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
NESBITT BURNS SECURITIES INC.
 As representatives of the
  several underwriters
  named in Schedule I hereto
277 Park Avenue
New York, New York 10172

Dear Ladies and Gentlemen:

     Mississippi Chemical Corporation, a Mississippi corporation (the "COMPANY"), proposes to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters") $200,000,000 in aggregate amount of its 7 1/4% Senior Notes due 2017 (the "SECURITIES"). The Securities will be issued pursuant to an Indenture, dated as of November 25, 1997 (the "INDENTURE"), between the Company and Harris Bank and Trust Company, as trustee (the "TRUSTEE").

     Section 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement on Form S-3 (File No. 333-38619), including a preliminary prospectus relating to the registration of the Securities which may be offered from time to time by the Company in accordance with Rule 415 under the Act. Such registration statement, as so amended, has been declared effective by the Commission and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "TIA"). Such registration statement (as amended, if applicable), on the one hand, and the prospectus constituting a part thereof and the prospectus supplement relating to the offering of the Securities provided to the Underwriters by the Company for use (whether or not such prospectus supplement is required to be filed with the Commission by the Company pursuant to the Act) (the "PROSPECTUS SUPPLEMENT"), on the other hand, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") are referred to herein as the "REGISTRATION STATEMENT" and the "PROSPECTUS," respectively; provided, however, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of the Securities to which it relates. Any registration statement (including any amendment or supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) of the Act (a "RULE 462(B) REGISTRATION STATEMENT") shall be deemed to be part of the "Registration Statement" and any prospectus or any term sheet as contemplated by Rule 434 of the Act (a "TERM SHEET") (including any amendment or supplement thereto or information which is deemed part thereof) included in such registration statement shall be deemed to be part of the "Prospectus." All references in this Agreement to financial statements and schedules and other information which is "contained,""included," "stated" or "described" in the

Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference, without limitation, even though without specifically stated, in the Registration Statement or the Prospectus, as the case may be. Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

     Section 2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase Securities from the Company the principal amount of Securities set forth opposite the name of such Underwriter in Schedule 1 hereto at 99.737% of the principal amount thereof(the "PURCHASE PRICE").

     Section 3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Securities as soon after the execution and delivery of this Agreement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus, including any applicable prospectus supplement.

     Section 4. Delivery and Payment. Delivery to the Underwriters of and payment for the Securities shall be made, subject to Section 9 hereof, at 9:00 A.M., New York City time, on the third business day following the date hereof or, if pricing takes place after 4:30 P.M., New York City time, on the fourth business day following the date hereof, (the "CLOSING DATE") at such place as
you shall designate.   The Closing Date and the location of delivery of and
payment for the Securities may be varied by agreement between you and the Company.

     Certificates for the Securities shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date. Certificates in definitive form evidencing the Securities shall be delivered to you on the Closing Date, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment to the Company of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City.

     Section 5.  Agreements of the Company.  The Company agrees with you:

     (a) In respect of the offering of the Securities, the Company will prepare a Prospectus Supplement setting forth the aggregate principal amount of Securities covered thereby and any material terms not otherwise described in the base Prospectus, the name of each Underwriter participating in the offering and the name of each additional co-manager, if any, participating in the offering, the principal amount of Securities which each severally has agreed to purchase, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, the selling concession and reallowance, if any and such other information as you and the Company deem appropriate in connection with the offering of the Securities; the Company will, by the close of business in New York on the business day immediately succeeding the date hereof, transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) under the Act and will furnish to the Underwriters, without charge, as many copies of the Prospectus as you shall reasonably request; and if the Company elects to rely on Rule 434 under the Act, the Company will prepare the Term Sheet in a manner that complies with the requirements of Rule 434 and will furnish to the

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Underwriters, without charge, as many copies of the Prospectus as you shall reasonably request and will file or transmit for filing with the Commission the Prospectus complying with Rule 434(c)(2) under the Act in accordance with Rule 424(b) of the Act by the close of business in New York City on the business day immediately succeeding the date hereof.

     (b) At any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Securities, to advise you promptly and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and (v) of the happening of any event during the period referred to in paragraph (d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (c) To furnish to you, without charge, three signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

     (d) To prepare the Prospectus in a form approved by you and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; not to file any further amendment to the Registration Statement or any Rule 462(b) Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement, Term Sheet or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

     (e) Prior to 10:00 A.M. New York City time on the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

     (f) If during the period specified in paragraph (e), any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that

                                       3
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the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

     (g) Prior to any public offering of the Securities, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, the Company will not be required to qualify as a foreign corporation, file a general consent to service of process in any such jurisdiction, subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject, or provide any undertaking or make any change in its charter or by-laws that the Board of Directors of the Company reasonably determines to be contrary to the best interests of the Company and its stockholders.

     (h) To make generally available to its stockholders as soon as practicable but not later than 90 days after the close of the period covered thereby, an earnings statement covering the twelve-month period beginning not later than the earlier of the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 of the Rules and Regulations) of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

     (i) During the period of three years after the date of this Agreement, to furnish to you as soon as available copies of all reports or other communications furnished to the record holders of Securities or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

     (j) During the period when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of the Securities, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.

     (k) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Securities under the Act and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing prior to or during the period specified in paragraph (e), including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Blue Sky Memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the Securities by the National Association of Securities Dealers, Inc., (vi) the cost of printing certificates

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representing the Securities, (vii) the costs and charges of any transfer agent, registrar and/or depositary, (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section, and (ix) any fees payable to rating agencies for the rating of the Securities. It is understood, however, that, except as provided in this Section and Section 7 hereof, the Underwriter will pay all of their own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers it may make.

     (l) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement and any applicable Terms Agreement by the Company prior to the Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the underwritten securities.

     (m) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus Supplement under "Use of Proceeds."

     (n) The Company will prepare and file or transmit for filing with the Commission in accordance with Rule 424(b) of the Act copies of the Prospectus.

     Section 6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof and the Closing Date that:

     (a) The Company meets the requirements for the use of Form S-3 under the Act. The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction.

     (b) The Registration Statement and the Prospectus, including the financial statements, schedules and related notes included in the Prospectus and, if applicable, any Term Sheet to the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Act and will contain all statements required to be stated therein in accordance with the Act. The Prospectus, including the financial statements, schedules and related notes included in the Prospectus, and if applicable, any Term Sheet to the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and at the Closing Date, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Act and will contain all statements required to be stated therein in accordance with the Act. On the date the Registration Statement was declared effective, on the date hereof, on the date of filing of any Rule 462(b) Registration Statement and on the Closing Date no part of the Registration Statement or any amendment did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date the Registration Statement was declared effective, on the date hereof, as of its date, on the date of

                                       5
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filing of any Rule 462(b) Registration Statement and at the Closing Date, the
Prospectus and the Prospectus Supplement did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If a Rule 462(b) Registration Statement is filed in connection with the offering and sale of the Securities, the Company will have complied or will comply with the requirements of Rule 111 under the Act relating to the payment of filing fees therefor. The foregoing representations and warranties in this Section 6(b) do not apply to (i) that part of the Registration Statement that constitutes the Trustee's Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act or (ii) any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the Preliminary Prospectus (as hereinafter defined), the Prospectus or any other materials, if any, permitted by the Act.

     (c) The preliminary prospectus supplement, dated November 7, 1997, filed pursuant to Rule 424 under the Act (the "Preliminary Prospectus") and each 462(b) Registration Statement, if any, complied or will comply when so filed in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (c) do not apply to statements or omissions in any Preliminary Prospectus or 462(b) Registration Statement based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

     (d) Each of the Company and its subsidiaries have been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

     (e) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of its subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company or any of its subsidiaries, except as otherwise disclosed in the Registration Statement.

     (f) The Indenture has been duly qualified under the TIA and has been duly authorized, executed and delivered by the Company and is a valid and binding instrument, enforceable against the Company in accordance with its terms.

     (g) All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

     (h) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters against payment

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therefor as provided by this Agreement, will be entitled to the benefits of the
Indenture, and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as (i) enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When issued, the Securities will conform to the description contained in the Prospectus under the caption -- Description of Notes.

     (i) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

     (j) The execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property.

     (k) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

     (l) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") or any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

     (m) Each of the Company and its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("PERMITS"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business and is in compliance with all terms and conditions thereof; and no event has occurred which allows or, after notice or lapse of time or both, would allow, revocation or termination of such permits or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such permit; except where such failure to have, or comply with the terms or conditions of, such permits, the occurrence of any such event or the presence of any such

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restriction would not, singly or in the aggregate, have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

     (n) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that except as disclosed in the Registration Statement, there are no such costs which would, singly or in the aggregate, have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

     (o) This Agreement has been duly authorized, executed and delivered by the Company.

     (p) Arthur Andersen LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited consolidated financial statements and schedules incorporated by reference into the Registration Statement and each Prospectus, are independent public accountants with respect to the Company and its subsidiaries as required by the Act.

     (q) The audited consolidated financial statements, together with related schedules and notes incorporated by reference into the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

     (r) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     (s) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement.

     (t) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

     (u) There are no contracts or documents of the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement or to any documents incorporated by reference therein by the Act or the Exchange Act that have not been so filed.

     (v) The Securities, when issued, will be rated as "investment grade securities" by a "nationally recognized statistical rating organization," as such term is defined for purpose of Rule 436(g)(2) under the Act.

     (w) The New Credit Facility referenced in the Prospectus Supplement has been duly authorized and on the Closing Date shall have been duly executed and delivered by the parties thereto.


     Section 7.  Indemnification.

     (a) The Company agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgements purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgement.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Underwriter but only with reference to information relating to such Underwriter furnished in writing to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus.

     (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this
Section 7 (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both paragraphs (a) and (b) of this
Section 7, the Underwriter shall not be required to assume the defense of such action pursuant to this paragraph (c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel,
except as provided below, shall be at the expense of such Underwriter).   Any
indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action
on behalf of the indemnified party).   In any such case, the indemnifying party
shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of parties indemnified pursuant to paragraph (a) of this Section 7, and by the Company, in the case of parties indemnified pursuant to paragraph (b) of this Section 7. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than ten business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying
party shall have failed to comply with such reimbursement request.   No
indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

     (d) To the extent the indemnification provided for in this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission
or alleged omission.   No person guilty of fraudulent misrepresentation (within
the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Securities purchased by each of the Underwriters hereunder and not joint.

     (e) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     Section 8. Conditions of Underwriters' Obligation. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

     (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date, all of the Company's agreements hereunder have been complied with and all of the conditions herein contained and required to be compiled with or satisfied by the Company on or prior to the Closing Date have been satisfied.

     (b) At the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission. The Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period required by Rule 424.

     (c) On or after the date hereof there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating of any of the Company's securities (including, without limitation, the placing of any securities on negative or developing watch or negative or developing outlook) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act.

     (d) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause (i), (ii) or (iii), individually or in the aggregate, is material and adverse.

     (e) You shall have received on the Closing Date a certificate dated the Closing Date, signed by Charles O. Dunn, President and Chief Executive Officer of the Company, and Timothy A. Dawson, Vice President--Finance and Chief Financial Officer, in their capacities as such, confirming the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

     (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of William L. Smith, General Counsel for the Company, to the effect that:

          (i) each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties;

          (ii) each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

          (iii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

          (iv) the Securities have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Securities will not be subject to any preemptive or similar rights;

          (v) all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

          (vi) this Agreement has been duly authorized, executed and delivered by the Company;

          (vii) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound;

          (viii) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property;

          (ix) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required;

          (x) except as set forth in the Registration Statement, to the best of such counsel's knowledge, after due inquiry, neither the Company nor any of its subsidiaries has violated any Environmental Laws, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, which in each case might result in any material adverse effect; and

          (xi) to the best of such counsel's knowledge, (A) the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations or governmental or regulatory authorities ("PERMITS"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; (B) after due inquiry, the Company and each of its subsidiaries has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time, would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such permit; except in the case clause of (A) and (B), where failure to have such permits, the failure to fulfill or perform such obligations or the revocation or termination of any such permit would not, individually or in the aggregate, result in a material adverse effect, subject in each case to such qualification as may be set forth in the Registration Statement.

     The opinion of William L. Smith described in paragraph (f) above shall be rendered to you at the request of the Company and shall so state therein.

     (g) You shall have received on the Closing Date an opinion (satisfied to you and counsel to the Underwriters), dated the Closing Date, of Hughes & Luce, L.L.P., counsel to the Company to the effect that:

          (i) the Indenture has been duly qualified under the TIA and has been duly authorized, executed and delivered and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, fraudulent transfer, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to principles relating to the availability of equitable remedies to the extent that adequate remedies at law may not exist); and the Securities have been duly authorized and, when executed and authenticated in accordance with the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, fraudulent transfer, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to principles relating to the availability of equitable remedies to the extent that adequate remedies at law my not exist);

          (ii) the Registration Statement has become effective under the Act and no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the best of such counsel's knowledge after due inquiry, pending before or contemplated by the Commission, the Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period required by Rule 424;

          (iii) the Indenture and the Securities conform in all material respects to the descriptions thereof under the captions "Description of Securities" and "Description of Notes" in the Prospectus;

          (iv) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound;

          (v) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is known to such counsel and material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property;

          (vi) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

          (vii) to the best of such counsel's knowledge after due inquiry, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the

Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement;

          (viii) (A) the Registration Statement and the Prospectus, including each document incorporated by reference therein and any supplement or amendment thereto (except for the financial statements and other financial data included therein as to which no opinion need be expressed) comply as to form with the Act, (B) such counsel has no reason to believe that at the time the Registration Statement became effective or on the date of this Agreement, the Registration Statement and the prospectus included therein (except for the financial statements and other financial data as to which such counsel need not express any belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) such counsel has no reason to believe that the Prospectus, as amended or supplemented, if applicable (except for the financial statements and other financial data, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          With respect to the matters covered by clause (viii) of paragraph (g) counsel for the Company may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

     (h) You shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Underwriters, as to certain matters relating to the Registration Statement as the Underwriters may reasonably require.

     (i) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (j) You shall have received on the Closing Date an executed copy of the New Credit Facility referenced in the Prospectus Supplement between the Company and Harris Trust and Savings Bank as agent, as certified by an officer of the Company.

     (k) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

     Section 9. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

     If on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase the Securities, which it or they have agreed to purchase hereunder on such date and the aggregate number of Securities, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Securities set forth opposite its name in Schedule I bears to the total number of Securities which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Securities, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Securities, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Securities, without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities to be purchased by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

     Section 10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Mississippi Chemical Corporation, Owen Cooper Building, Highway 49 East, Yazoo City, Mississippi 39194, Attention: President and Chief Executive Officer and
(b) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention:
Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company, the officers or directors of the Company or any person controlling the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

     If for any reason the Securities are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 9), the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, the Underwriters' directors and officers, any controlling persons referred to herein, the Company's directors and the Company's officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

     This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.


                                   * * * * *

     Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                              Very truly yours,

                              MISSISSIPPI CHEMICAL CORPORATION

                              By: /s/ ROBERT E. JONES
                                 -----------------------------
                                  Name:  Robert E. Jones
                                  Title: Senior Vice President -
                                         Corporate Development


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
NESBITT BURNS SECURITIES INC.

Acting severally on behalf of
 themselves and the several
 Underwriters named in
 Schedule I hereto

By:  DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION

 By: /s/ PETER BACON
    ----------------------------
     Name:  Peter Bacon
     Title: Managing Director

                                   SCHEDULE I
                                   ----------


                                                         Principal Amount of
                                                           2017 Notes to be
Underwriters                                                  Purchased
------------                                             -------------------
Donaldson, Lufkin & Jenrette
  Securities Corporation                                     $190,000,000

Nesbitt Burns Securities Inc.                                $ 10,000,000

Total............................                            $200,000,000